REPORTING SEGMENTS AND GEOGRAPHIC INFORMATION (Tables)	12 Months Ended
Dec. 31, 2022
Segment Reporting [Abstract]
Schedule of revenue by region
	Year ended December 31,
	2022	2021	2020
United States	172,733	135,291	105,321
Rest of world	71,510	56,914	42,138
Israel	763	1,098	847
	$245,006	$193,303	$148,306

Schedule of property and equipment, net by region
	Year ended December 31,
	2022	2021
Israel	$11,537	$8,829
United States	6,800	1,778
Rest of world	1,934	278
Total long-lived assets, net	$20,271	$10,885